VANGUARD/MORGAN GROWTH FUND
                              PROSPECTUS SUPPLEMENT

                                DECEMBER 24, 1997

Effective February 2, 1998, Husic Capital Management will cease to serve as one of the Fund's investment advisers. Franklin Portfolio Associates and Vanguard Core Management Group, two of the Fund's other three advisers, will assume responsibility for the assets currently managed by Husic. The Fund's investment objective, policies, and limitations will remain the same following this advisory change. However, the Fund may realize modest capital gains as Franklin and Vanguard Core Management replace stocks that Husic had purchased.



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